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                                                                    EXHIBIT 21.1



       SUBSIDIARIES OF AGILENT TECHNOLOGIES, INC., AS OF OCTOBER 31, 2000


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
                                                                                        Organized
                                                                                 Under the Laws of
                                                                                 -----------------
U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES, INC.
-----------------------------------------------
Agilent Technologies World Trade, Inc.                                                   Delaware
American Holographic Inc.                                                                Delaware
Anesthesia Recording Inc.                                                            Pennsylvania
Digital Technology, Inc.                                                            Massachusetts
J&W Holding Corporation                                                                California
Microsensor Technology, Inc.                                                           California
Qos-Effective Systems Ltd.                                                          New Hampshire
Redswitch, Inc.                                                                          Delaware
Rockland Technologies, Inc.                                                              Delaware
Safco Technologies, Inc.                                                                 Illinois
Scope Communications, Inc.                                                               Delaware
Versatest, Inc.                                                                        California
Telegra Corporation                                                                    California
Zymed, Inc.                                                                            California


U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES WORLD TRADE, INC.
-----------------------------------------------------------
Agilent Technologies Inter-Americas, Inc.                                                Delaware


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES, INC.
-------------------------------------------------
Agilent Technologies Brasil Ltda.                                                          Brazil


U.S. SUBSIDIARIES OF ZYMED, INC.
--------------------------------
Zymed Puerto Rico, Inc.                                                                  Delaware
Zymed International Sales Corp                                                         California
Zymed One                                                                              California


U.S. SUBSIDIARY OF J&W HOLDING CORPORATION
------------------------------------------
J&W Scientific Incorporated                                                              Delaware


U.S. SUBSIDIARY OF J&W SCIENTIFIC INCORPORATED
----------------------------------------------
J&W Scientific Foreign Sales Corporation                                                Barbados,


U.S. SUBSIDIARY OF SAFCO TECHNOLOGIES, INC.
-------------------------------------------
Safco Technologies International, Inc.                                                   Delaware


NON-U.S. SUBSIDIARY OF SAFCO TECHNOLOGIES, INC.
-----------------------------------------------
Safco Technologia, Ltda.                                                                   Brazil
SC3 Holding Aktiebolag                                                                     Sweden
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
NON-U.S. SUBSIDIARY OF SC3 HOLDING AKTIEBOLAG
---------------------------------------------
ComOpt AB                                                                                  Sweden


NON-U.S. SUBSIDIARY OF J&W SCIENTIFIC INCORPORATED
--------------------------------------------------
J&W Scientific Products GmbH                                                              Germany


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES WORLD TRADE, INC.
---------------------------------------------------------------
Agilent Technologies Australia Pty Ltd                                                  Australia
Agilent Technologies (Barbados) Limited                                                  Barbados
Agilent Tecnologias Chile Limitada                                                          Chile
Agilent Technologies Colombia Ltda.                                                       Colombia
Agilent Tecnologias de Costa Rica S.A.                                                 Costa Rica
Agilent Technologies Hong Kong Limited                                                  Hong Kong
Agilent Technologies Sales (Malaysia) Sdn. Bhd.                                          Malaysia
Agilent Technologies New Zealand Limited                                              New Zealand
Agilent Technologies Europe B.V.                                                      Netherlands
Agilent Technologies Polska Sp.z.o.o.                                                      Poland
Agilent Technologies Portugal, Unipessoal Limitada"                                      Portugal
Agilent Technologies LLC                                                                   Russia
Agilent Technologies Taiwan Ltd.                                                           Taiwan
Agilent Technologies (Thailand) Limited                                                  Thailand
Agilent Technologies Olcdm Sistemleri Limited yirketi                                      Turkey
Agilent Technologies de Venezuela, S.R.L                                                Venezuela


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES EUROPE B.V.
---------------------------------------------------------
Agilent Technologies Belgium S.A./N.V.                                                    Belgium
Agilent Technologies Canada Inc.                                                           Canada
Agilent Technologies Holding                                                               France
Agilent Technologies UK Limited                                                   England & Wales
Agilent Technologies India Pvt. Ltd.                                                        India
Agilent Technologies Ireland Limited                                                      Ireland
Agilent Technologies Israel Ltd.                                                           Israel
Agilent Technologies Italia S.p.A.                                                          Italy
Agilent Technologies Korea Limited                                                          Korea
Agilent Technologies Limited                                                                Korea
Agilent Technologies Microwave Products (M) Sdn. Bhd.                                    Malaysia
Agilent Technologies Mauritius Limited                                                  Mauritius
Agilent Technologies Mexico, S.de R.L. de C.V.                                             Mexico
Agilent Technologies International B.V.                                               Netherlands
Agilent Technologies Netherlands Investments B.V.                                     Netherlands
Agilent Technologies Netherlands B.V.                                                 Netherlands
Agilent Technologies Philippines Corporation                                          Philippines
Agilent Technologies Singapore (Sales) Pte Ltd                                          Singapore
Agilent Technologies Singapore Vision Operation Pte Ltd                                 Singapore
Agilent Technologies S.ar.L.                                                          Switzerland
Agilent Technologies Cervin S.ar.L.                                                   Switzerland
Agilent Technologies Leman S.ar.L.                                                    Switzerland
LumiLEDS Lighting B.V.                                                                Netherlands

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
NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES ITALIA S.P.A.
---------------------------------------------------------
Optical Technology Center s.r.l.                                                            Italy


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES HOLDING
---------------------------------------------------
Agilent Technologies France                                                                France


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES NETHERLANDS INVESTMENTS B.V.
--------------------------------------------------------------------------
Agilent Technologies Japan, Ltd.                                                            Japan
Yakogawa Analytical Systems, Inc.                                                           Japan


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES MAURITIUS LIMITED
---------------------------------------------------------------
Agilent Technologies Company Limited                                                        China
Agilent Technologies Software Company Limited                                               China
Agilent Technologies Medical Products (Qingdao) Company Limited                             China
Agilent Technologies Shanghai Analytical Products Co., Ltd.                                 China


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES LEMAN S.AR.L.
-----------------------------------------------------------
Inversiones Agilent Technologies SRL                                                    Argentina
Agilent Technologies _sterreich GmbH                                                      Austria
Agilent Technologies Denmark A/S                                                          Denmark
Agilent Technologies Schweiz AG                                                       Switzerland
Agilent Technologies Finland Oy                                                           Finland


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES CERVIN S.AR.L
------------------------------------------------------------
Agilent Technologies Norway Holding AS                                                     Norway
Agilent Technologies Holding Spain, S.L.                                                    Spain
Agilent Technologies Holding Sweden AB                                                     Sweden


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES HOLDING SWEDEN AB
---------------------------------------------------------------
Agilent Technologies Sweden AB                                                             Sweden


NON-U.S. SUBSIDIARIES OF INVERSIONES AGILENT TECHNOLOGIES SRL
-------------------------------------------------------------
Agilent Technologies Argentina SRL                                                      Argentina


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES HOLDING SPAIN, S.L.
---------------------------------------------------------------
Agilent Technologies Spain, S.L.                                                            Spain


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES S.AR.L.
-----------------------------------------------------
Agilent Technologies Cayman Islands Inc.                                           Cayman Islands
Agilent Technologies (Malaysia) Sdn. Bhd.                                                Malaysia

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
NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES CAYMAN ISLANDS
------------------------------------------------------------
Agilent Technologies Coordination Center S.C./C.V.                                        Belgium
Agilent Technologies Singapore Pte. Ltd.                                                Singapore


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES INTERNATIONAL B.V.
--------------------------------------------------------------
Agilent Technologies Deutschland Holding GmbH


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES DEUTSCHLAND HOLDING GMBH
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Agilent Technologies Deutschland GmbH                                                     Germany


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES DEUTSCHLAND GMBH
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Agilent Technologies Deutschland GmbH & Co. Immobilien KG                                 Germany


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES UK LIMITED
------------------------------------------------------
Agilent Finance Limited                                                                   England
BT&D Technologies Limited                                                                 England
Libra (Syscom) Limited                                                                    England


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES NORWAY HOLDING AS
-------------------------------------------------------------
Agilent Technologies Norway AS                                                             Norway
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